SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2006

Credit Suisse (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
(Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000
(Registrant's telephone number, including area code)

Credit Suisse First Boston (USA), Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
❑  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Effective January 16, 2006, we changed our corporate name from Credit Suisse First Boston (USA), Inc. to Credit Suisse (USA), Inc. The name change results from the previously announced adoption by our ultimate parent, Credit Suisse Group, of a single brand for its banking businesses under the name Credit Suisse. Our businesses are a part of these banking businesses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse (USA), Inc.

Date: January 17, 2006	By:	/s/ David C. Fisher
David C. Fisher
Chief Financial and Accounting Officer